Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6
Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-12
Life Companies
Condensed Income Statements	13
Life Companies Consolidated Balance Sheets	14
Future Policy Benefits and Account Balances	15
Investments
Net Investment Income	16
Net Realized Investment Gains (Losses)	17
Unrealized Losses	18
Credit Quality of Fixed Maturities	19
Property and Casualty Statutory Ratios	20-21
Historical Financial Highlights	22-23
Other Information	24
Corporate Information	24
Market and Dividend Information	24
Industry Ratings	24

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2007	2006	% Change	2007	2006	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$55.7	$53.7	3.7	$103.1	$102.7	0.4
Commercial Lines	39.3	30.2	30.1	88.3	69.2	27.6
Other	3.1	2.3	34.8	7.6	6.0	26.7

Total Property and Casualty	98.1	86.2	13.8	199.0	177.9	11.9

Life Companies	0.8	(1.0)	N/M	(0.1)	(2.9)	(96.6)
Interest expense on corporate debt	(9.9)	(9.9)	—	(19.9)	(19.9)	—

Total segment income	89.0	75.3	18.2	179.0	155.1	15.4

Federal income tax expense on P&C segment income	(33.8)	(30.3)	11.6	(67.9)	(59.2)	14.7
Federal income tax benefit on other segment income	4.0	6.7	(40.3)	8.3	12.0	(30.8)

Total federal income tax expense on segment income	(29.8)	(23.6)	26.3	(59.6)	(47.2)	26.3

Total segment income after taxes	$59.2	$51.7	14.5	$119.4	$107.9	10.7

RECONCILIATION FROM SEGMENT
INCOME TO NET INCOME

Total segment income after taxes	$59.2	$51.7	14.5	$119.4	$107.9	10.7
Federal income tax settlement	—	—	—	2.4	—	N/M
Net realized investment gains, net of amortization	0.2	3.6	(94.4)	2.1	9.4	(77.7)
Gains on derivative instruments	0.1	0.1	—	0.1	0.1	—
Restructuring benefit (cost)	0.2	(0.6)	N/M	0.2	(0.9)	N/M
Federal income tax expense on non-segment income	(0.2)	(1.1)	(81.8)	(0.9)	(2.8)	(67.9)

Income from continuing operations	59.5	53.7	10.8	123.3	113.7	8.4
Gain (loss) on disposal of variable life insurance and annuity business, net of taxes	0.3	(2.8)	N/M	0.1	(22.9)	N/M

Income before cumulative effect of accounting change	59.8	50.9	17.5	123.4	90.8	35.9
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	0.6	N/M

Net income	$59.8	$50.9	17.5	$123.4	$91.4	35.0

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended June 30			Six Months ended June 30
	2007	2006	% Change	2007	2006	% Change
PER SHARE DATA (DILUTED)
Total segment income	$1.70	$1.46	16.4	$3.43	$2.95	16.3
Federal income tax expense on segment income	(0.57)	(0.46)	23.9	(1.14)	(0.90)	26.7

Total segment income after taxes	1.13	1.00	13.0	2.29	2.05	11.7
Federal income tax settlement	—	—	—	0.05	—	N/M
Net realized investment gains, net of amortization	0.01	0.07	(85.7)	0.04	0.18	(77.8)
Restructuring costs	—	(0.01)	N/M	—	(0.02)	N/M
Federal income tax expense on non-segment income	—	(0.02)	N/M	(0.01)	(0.05)	(80.0)

Income from continuing operations	1.14	1.04	9.6	2.37	2.16	9.7

(Loss) gain on disposal of variable life insurance and annuity business, net of taxes	—	(0.05)	N/M	—	(0.43)	N/M

Income before cumulative effect of accounting change	1.14	0.99	15.2	2.37	1.73	37.0

Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	0.01	N/M

Net income	$1.14	$0.99	15.2	$2.37	$1.74	36.2

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	June 30 2007		December 31 2006		% Change
BALANCE SHEET

Shareholders’ equity
The Hanover Insurance Company (consolidated)	$2,003.8		$1,929.7		3.8
First Allmerica Financial Life Insurance Company (consolidated)	312.6		318.0		(1.7)
THG Holding Company debt (1)	(499.5)		(499.5)		—
THG Holding Company and other	282.5		251.0		12.5

Total shareholders’ equity	$2,099.4		$1,999.2		5.0

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,561.8		$1,463.6		6.7
First Allmerica Financial Life Insurance Company	$192.1		$179.9		6.8

The Hanover Insurance Company (consolidated) premium to surplus ratio	1.5:1		1.6:1		N/M
First Allmerica Financial Life Insurance Company estimated risk based capital ratio	484%		431%		53.0

Book value per share
The Hanover Insurance Company (consolidated)	$38.70		$37.74		2.5
First Allmerica Financial Life Insurance Company (consolidated)	6.04		6.22		(2.9)
THG Holding Company debt (1)	(9.65)		(9.77)		(1.2)
THG Holding Company and other	5.46		4.91		11.2

Total book value per share	$40.55		$39.10		3.7

THG book value per share, excluding accumulated other comprehensive income	$42.51		$39.88		6.6

The Hanover Insurance Company (consolidated) book value per share, excluding accumulated other comprehensive income	$39.54		$37.59		5.2

Shares outstanding (2)	51.8		51.1

Stock price	$48.79		$48.80		—
Price/book value per share	1.2	x	1.2	x	—	x
Debt/equity	24.2%		25.5%		(1.3	) pts
Debt/total capital	19.5%		20.3%		(0.8	) pts

(1)	Excludes $9.3 million of holding company debt related to its affiliate, AFC Capital Trust I.
(2)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions, except per share data)	2007	2006	% Change	2007	2006	% Change
REVENUES
Premiums	$595.5	$554.8	7.3	$1,197.7	$1,114.2	7.5
Net investment income	80.3	79.2	1.4	160.5	159.5	0.6
Net realized investment gains	0.8	2.9	(72.4)	3.1	8.5	(63.5)
Fees and other income	14.8	16.9	(12.4)	28.2	36.2	(22.1)

Total revenues	691.4	653.8	5.8	1,389.5	1,318.4	5.4

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	382.2	355.5	7.5	767.7	715.3	7.3
Policy acquisition expenses	130.2	117.5	10.8	257.4	231.1	11.4
Other operating expenses	89.5	102.4	(12.6)	183.0	208.3	(12.1)

Total benefits, losses and expenses	601.9	575.4	4.6	1,208.1	1,154.7	4.6

Income from continuing operations before federal income taxes	89.5	78.4	14.2	181.4	163.7	10.8
Federal income tax expense	30.0	24.7	21.5	58.1	50.0	16.2

Income from continuing operations	59.5	53.7	10.8	123.3	113.7	8.4

Gain (loss) on disposal of variable life insurance and annuity business, net of taxes	0.3	(2.8)	N/M	0.1	(22.9)	N/M

Income before cumulative effect of change in accounting principle	59.8	50.9	17.5	123.4	90.8	35.9

Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	0.6	N/M

Net income	$59.8	$50.9	17.5	$123.4	$91.4	35.0

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
	2007	2006	% Change	2007	2006	% Change
PER SHARE DATA (DILUTED)
Income from continuing operations	$1.14	$1.04	9.6	$2.37	$2.16	9.7

(Loss) gain on disposal of variable life insurance and annuity business, net of taxes	—	(0.05)	N/M	—	(0.43)	N/M

Income before cumulative effect of change in accounting principle	1.14	0.99	15.2	2.37	1.73	37.0

Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	0.01	N/M

Net income (1)	$1.14	$0.99	15.2	$2.37	$1.74	36.2

Weighted average shares outstanding	52.3	51.6		52.1	52.6

(1)	Basic income per share was $1.16 and $1.00 for the quarters ended June 30, 2007 and 2006, respectively and $2.40 and $1.76 for the six months ended June 30, 2007 and 2006, respectively.

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	June 30 2007	December 31 2006	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $5,685.6 and $5,643.2)	$5,600.8	$5,629.0	(0.5)
Equity securities, at fair value (cost of $17.8 and $11.6)	25.5	17.2	48.3
Mortgage loans	46.7	57.1	(18.2)
Policy loans	120.8	125.7	(3.9)
Other long-term investments	33.3	35.4	(5.9)

Total investments	5,827.1	5,864.4	(0.6)

Cash and cash equivalents	301.0	372.7	(19.2)
Accrued investment income	72.6	72.3	0.4
Premiums, accounts and notes receivable, net	647.7	584.7	10.8
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,337.0	1,350.5	(1.0)
Deferred policy acquisition costs	248.2	233.5	6.3
Deferred federal income taxes	410.7	385.0	6.7
Goodwill	121.4	121.4	—
Other assets	321.0	328.5	(2.3)
Separate account assets	519.0	543.6	(4.5)

Total assets	$9,805.7	$9,856.6	(0.5)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,213.1	$1,242.3	(2.4)
Outstanding claims, losses and loss adjustment expenses	3,213.9	3,247.2	(1.0)
Unearned premiums	1,164.4	1,101.4	5.7
Contractholder deposit funds and other policy liabilities	169.6	194.9	(13.0)

Total policy liabilities and accruals	5,761.0	5,785.8	(0.4)

Expenses and taxes payable	817.7	928.0	(11.9)
Reinsurance premiums payable	60.4	52.7	14.6
Trust instruments supported by funding obligations	39.4	38.5	2.3
Long-term debt	508.8	508.8	—
Separate account liabilities	519.0	543.6	(4.5)

Total liabilities	7,706.3	7,857.4	(1.9)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,814.8	1,814.3	N/M
Accumulated other comprehensive loss	(101.6)	(39.9)	N/M
Retained earnings	839.1	712.0	17.9
Treasury stock at cost (8.7 and 9.4 million shares)	(453.5)	(487.8)	(7.0)

Total shareholders’ equity	2,099.4	1,999.2	5.0

Total liabilities and shareholders’ equity	$9,805.7	$9,856.6	(0.5)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2007	2006	% Change	2007	2006	% Change
REVENUES
Net premiums written	$619.9	$598.4	3.6	$1,231.9	$1,172.4	5.1
Change in unearned premiums, net of prepaid reinsurance premiums	(29.2)	(49.0)	(40.4)	(56.8)	(82.1)	(30.8)

Net premiums earned	590.7	549.4	7.5	1,175.1	1,090.3	7.8
Net investment income	59.6	56.0	6.4	120.3	112.5	6.9
Other income	16.4	13.1	25.2	31.4	27.8	12.9

Total segment revenue	666.7	618.5	7.8	1,326.8	1,230.6	7.8

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	363.3	336.6	7.9	716.4	664.4	7.8
Policy acquisition expenses	130.0	117.2	10.9	257.0	230.6	11.4
Other operating expenses	75.3	78.5	(4.1)	154.4	157.7	(2.1)

Total losses and operating expenses	568.6	532.3	6.8	1,127.8	1,052.7	7.1

Segment income before federal income taxes	$98.1	$86.2	13.8	$199.0	$177.9	11.9

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	June 30 2007	December 31 2006	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,119.0 and $3,999.1)	$4,058.6	$3,989.0	1.7
Equity securities, at fair value (cost of $10.1 and $3.9)	15.5	7.3	N/M
Mortgage loans	14.1	23.7	(40.5)
Other long-term investments	8.8	10.2	(13.7)

Total investments	4,097.0	4,030.2	1.7

Cash and cash equivalents	172.3	230.5	(25.2)
Accrued investment income	49.2	48.0	2.5
Premiums, accounts, and notes receivable, net	646.4	581.8	11.1
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,007.3	1,012.2	(0.5)
Deferred policy acquisition costs	243.6	228.4	6.7
Deferred federal income tax asset	247.6	206.2	20.1
Goodwill	121.4	121.4	—
Other assets	203.5	194.9	4.4

Total assets	$6,788.3	$6,653.6	2.0

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,134.3	$3,163.9	(0.9)
Unearned premiums	1,162.8	1,099.9	5.7
Contractholder deposit funds and other policy liabilities	2.0	2.1	(4.8)

Total policy liabilities and accruals	4,299.1	4,265.9	0.8

Expenses and taxes payable	427.6	408.8	4.6
Reinsurance premiums payable	57.8	49.2	17.5

Total liabilities	4,784.5	4,723.9	1.3

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	169.2	169.2	—
Accumulated other comprehensive income	(43.0)	7.3	N/M
Retained earnings	1,872.6	1,748.2	7.1

Total shareholder’s equity	2,003.8	1,929.7	3.8

Total liabilities and shareholder’s equity	$6,788.3	$6,653.6	2.0

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended June 30, 2007
	Personal Lines				Commercial Lines
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$249.6	$110.4	$10.8	$370.8	$26.1	$54.8	$95.5	$72.4	$248.8	$0.3	$619.9

Net premiums earned	$251.6	$103.0	$9.8	$364.4	$26.5	$49.1	$87.8	$62.6	$226.0	$0.3	$590.7

Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	161.0	48.9	2.8	212.7	18.9	26.2	45.5	22.7	113.3	—	326.0

Prior year loss and LAE reserve development (favorable) unfavorable	(21.4)	(0.2)	(0.9)	(22.5)	(2.8)	(2.8)	(6.0)	(1.7)	(13.3)	1.0	(34.8)

Pre-tax catastrophe losses	2.3	6.6	0.3	9.2	—	0.2	3.7	1.4	5.3	—	14.5

Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	—	—

Loss adjustment expenses excluding prior year reserve development	29.0	7.3	0.2	36.5	2.1	3.6	10.8	4.4	20.9	0.1	57.5

Policy acquisition expenses and other underwriting expenses				105.6					87.6	0.1	193.3

Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting profit (loss)				22.9					12.1	(0.9)	34.1

Net investment income				28.8					26.6	4.2	59.6

Other income				5.2					3.5	7.7	16.4

Other operating expenses				(1.2)					(2.9)	(7.9)	(12.0)

Segment income before federal income taxes				$55.7					$39.3	$3.1	$98.1

	Quarter ended June 30, 2006
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$244.0	$105.6	$11.1	$360.7	$27.8	$53.6	$96.3	$59.7	$237.4	$0.3	$598.4

Net premiums earned	$237.2	$97.7	$9.6	$344.5	$27.4	$48.2	$84.1	$45.0	$204.7	$0.2	$549.4

Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	139.6	43.5	3.1	186.2	20.5	23.9	33.4	13.7	91.5	—	277.7

Prior year loss and LAE reserve development (favorable) unfavorable	(13.7)	(3.7)	0.1	(17.3)	(7.3)	(2.4)	0.4	—	(9.3)	1.0	(25.6)

Pre-tax catastrophe losses	1.3	7.2	0.4	8.9	—	0.9	4.3	5.4	10.6	—	19.5

Pre-tax catastrophe LAE	(0.8)	(0.7)	—	(1.5)	—	—	1.5	—	1.5	—	—

Loss adjustment expenses excluding prior year reserve development	30.0	10.4	0.6	41.0	3.9	4.2	12.5	3.2	23.8	0.1	64.9

Policy acquisition expenses and other underwriting expenses				102.5					83.3	—	185.8

Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting profit (loss)				24.7					3.2	(0.9)	27.0

Net investment income				26.8					26.2	3.0	56.0

Other income				3.3					4.1	5.7	13.1

Other operating expenses				(1.1)					(3.3)	(5.5)	(9.9)

Segment income before federal income taxes				$53.7					$30.2	$2.3	$86.2

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Six Months ended June 30, 2007
	Personal Lines				Commercial Lines
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$523.1	$194.9	$19.1	$737.1	$60.6	$106.4	$187.3	$140.2	$494.5	$0.3	$1,231.9

Net premiums earned	$499.4	$205.7	$19.6	$724.7	$53.9	$97.3	$175.0	$123.9	$450.1	$0.3	$1,175.1

Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	326.5	94.8	5.1	426.4	37.9	51.8	88.2	47.7	225.6	—	652.0

Prior year loss and LAE reserve development (favorable) unfavorable	(45.1)	1.1	—	(44.0)	(13.8)	(7.2)	(14.5)	(8.3)	(43.8)	1.0	(86.8)

Pre-tax catastrophe losses	2.6	12.0	0.7	15.3	—	0.2	8.6	2.0	10.8	—	26.1

Pre-tax catastrophe LAE	—	1.1	—	1.1	—	—	0.8	0.8	1.6	—	2.7

Loss adjustment expenses excluding prior year reserve development	59.9	15.2	0.8	75.9	7.1	7.6	22.6	8.8	46.1	0.1	122.1

Policy acquisition expenses and other underwriting expenses				212.2					176.5	(0.2)	388.5

Policyholders’ dividends				—					0.3	—	0.3

GAAP underwriting profit (loss)				37.8					33.0	(0.6)	70.2

Net investment income				58.3					53.9	8.1	120.3

Other income				9.0					7.6	14.8	31.4

Other operating expenses				(2.0)					(6.2)	(14.7)	(22.9)

Segment income before federal income taxes				$103.1					$88.3	$7.6	$199.0

	Six Months ended June 30, 2006
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$496.0	$186.8	$19.5	$702.3	$63.3	$105.6	$189.2	$111.7	$469.8	$0.3	$1,172.4

Net premiums earned	$469.2	$195.7	$19.4	$684.3	$55.7	$95.9	$167.3	$86.9	$405.8	$0.2	$1,090.3

Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	284.5	85.1	5.6	375.2	42.4	47.7	73.4	28.1	191.6	—	566.8

Prior year loss and LAE reserve development (favorable) unfavorable	(21.1)	(2.0)	(1.5)	(24.6)	(9.7)	(3.8)	(12.2)	(3.1)	(28.8)	1.3	(52.1)

Pre-tax catastrophe losses	1.4	10.8	0.4	12.6	—	1.2	5.5	7.5	14.2	—	26.8

Pre-tax catastrophe LAE	(0.8)	(0.7)	—	(1.5)	—	—	1.5	—	1.5	—	—

Loss adjustment expenses excluding prior year reserve development	56.5	18.6	1.3	76.4	8.0	7.4	24.4	6.0	45.8	0.4	122.6

Policy acquisition expenses and other underwriting expenses				203.1					166.2	(0.3)	369.0

Policyholders’ dividends				—					0.3	—	0.3

GAAP underwriting profit (loss)				43.1					15.0	(1.2)	56.9

Net investment income				53.4					52.3	6.8	112.5

Other income				8.2					8.0	11.6	27.8

Other operating expenses				(2.0)					(6.1)	(11.2)	(19.3)

Segment income before federal income taxes				$102.7					$69.2	$6.0	$177.9

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended June 30, 2007
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	64.0%	47.5%	28.6%	58.4%	71.3%	53.4%	51.8%	36.3%	50.1%	N/M	55.2%

Catastrophe losses	0.9%	6.4%	3.1%	2.5%	—	0.4%	4.2%	2.2%	2.3%	N/M	2.5%

Loss development	(8.9)%	(0.7)%	(12.3)%	(6.7)%	(13.9)%	(6.1)%	(5.9)%	(2.4)%	(5.9)%	N/M	(6.2)%

Total losses	56.0%	53.2%	19.4%	54.2%	57.4%	47.7%	50.1%	36.1%	46.5%	N/M	51.5%

Loss adjustment expenses	11.9%	7.6%	5.1%	10.5%	11.3%	7.7%	11.4%	6.7%	9.3%	N/M	10.0%

Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—

Policy acquisition and other underwriting expenses				29.0%					38.8%	N/M	32.7%

Policyholders’ dividends				—					—	N/M	—

Combined				93.7%					94.6%	N/M	94.2%

Policies in force	6.5%	(2.1)%	(1.2)%	2.2%	0.3%	2.1%	(1.0)%	5.9%	2.1%	—	2.2%

Retention (1)	73.8%	83.2%	N/M	78.6%	78.6%	79.8%	80.0%	79.9%	80.2%

	Quarter ended June 30, 2006
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	58.9%	44.5%	32.3%	54.0%	74.8%	49.6%	39.7%	30.4%	44.7%	N/M	50.5%

Catastrophe losses	0.5%	7.4%	4.2%	2.6%	—	1.9%	5.1%	12.0%	5.2%	N/M	3.5%

Loss development	(6.2)%	(1.9)%	2.1%	(4.7)%	(23.4)%	(5.2)%	3.1%	(1.8)%	(3.5)%	N/M	(4.1)%

Total losses	53.2%	50.0%	38.6%	51.9%	51.4%	46.3%	47.9%	40.6%	46.4%	N/M	49.9%

Loss adjustment expenses	13.0%	8.8%	5.2%	11.6%	10.9%	8.9%	12.2%	8.9%	10.6%	N/M	11.2%

Pre-tax catastrophe LAE	(0.3)%	(0.7)%	—	(0.4)%	—	—	1.8%	—	0.7%	N/M	—

Policy acquisition and other underwriting expenses				29.8%					40.7%	N/M	33.8%

Policyholders’ dividends				—					—	N/M	—

Combined				92.9%					98.4%	N/M	94.9%

Policies in force	2.5%	(3.0)%	(1.2)%	(0.3)%	(6.3)%	(3.3)%	(4.4)%	3.5%	(1.6)%	—	(0.5)%

Retention (1)	78.6%	83.5%	N/M	81.2%	78.3%	78.7%	83.6%	85.2%	82.1%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Six Months ended June 30, 2007
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	65.4%	46.1%	26.0%	58.8%	70.3%	53.2%	50.4%	38.5%	50.1%	N/M	55.5%

Catastrophe losses	0.5%	5.8%	3.6%	2.1%	—	0.2%	4.9%	1.6%	2.4%	N/M	2.2%

Loss development	(9.6)%	0.4%	N/M	(6.5)%	(25.4)%	(7.7)%	(6.6)%	(6.9)%	(9.2)%	N/M	(7.5)%

Total losses	56.3%	52.3%	29.6%	54.4%	44.9%	45.7%	48.7%	33.2%	43.3%	N/M	50.2%

Loss adjustment expenses	12.6%	7.6%	4.1%	10.9%	13.0%	8.1%	11.2%	7.3%	9.6%	N/M	10.5%

Pre-tax catastrophe LAE	—	0.5%	—	0.2%	—	—	0.5%	0.6%	0.4%	N/M	0.2%

Policy acquisition and other underwriting expenses				29.3%					39.2%	N/M	33.1%

Policyholders’ dividends				—					0.1%	N/M	—

Combined				94.8%					92.6%	N/M	94.0%

Policies in force	6.5%	(2.1)%	(1.2)%	2.2%	0.3%	2.1%	(1.0)%	5.9%	2.1%	—	2.2%

Retention (1)	73.8%	83.2%	N/M	78.6%	78.9%	80.8%	80.0%	79.9%	80.3%

	Six Months ended June 30, 2006
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	60.6%	43.5%	28.9%	54.8%	76.1%	49.7%	43.9%	32.3%	47.2%	N/M	52.0%

Catastrophe losses	0.3%	5.5%	2.1%	1.8%	—	1.3%	3.3%	8.6%	3.5%	N/M	2.5%

Loss development	(4.8)%	0.1%	(7.2)%	(3.5)%	(14.4)%	(4.2)%	(4.5)%	(4.5)%	(5.8)%	N/M	(4.2)%

Total losses	56.1%	49.1%	23.8%	53.1%	61.7%	46.8%	42.7%	36.4%	44.9%	N/M	50.3%

Loss adjustment expenses	12.3%	8.4%	6.2%	11.0%	11.3%	7.9%	11.8%	7.8%	9.9%	N/M	10.7%

Pre-tax catastrophe LAE	(0.2)%	(0.4)%	—	(0.2)%	—	—	0.9%	—	0.4%	N/M	—

Policy acquisition and other underwriting expenses				29.7%					41.0%	N/M	33.8%

Policyholders’ dividends				—					0.1%	N/M	—

Combined				93.6%					96.3%	N/M	94.8%

Policies in force	2.5%	(3.0)%	(1.2)%	(0.3)%	(6.3)%	(3.3)%	(4.4)%	3.5%	(1.6)%	—	(0.5)%

Retention (1)	78.6%	83.5%	N/M	81.2%	73.5%	77.6%	82.7%	82.5%	80.2%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONDENSED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2007	2006	% Change	2007	2006	% Change
REVENUES
Premiums	$4.8	$5.4	(11.1)	$22.6	$23.9	(5.4)
Fees and other income	0.4	5.7	(93.0)	0.8	11.7	(93.2)
Net investment income	20.5	23.0	(10.9)	39.8	46.7	(14.8)

Total segment revenue	25.7	34.1	(24.6)	63.2	82.3	(23.2)

POLICY BENEFITS, CLAIMS AND
OPERATING EXPENSES
Policy benefits, claims and losses	18.2	19.6	(7.1)	50.2	51.8	(3.1)
Policy acquisition expenses	0.2	0.3	(33.3)	0.4	0.5	(20.0)
Other operating expenses	6.5	15.2	(57.2)	12.7	32.9	(61.4)

Total policy benefits, claims and operating expenses	24.9	35.1	(29.1)	63.3	85.2	(25.7)

Segment income (loss) before federal income taxes	$0.8	$(1.0)	N/M	$(0.1)	$(2.9)	(96.6)

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	June 30 2007	December 31 2006	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $1,253.7 and $1,381.7)	$1,231.0	$1,377.8	(10.7)
Equity securities, at fair value (cost of $0.1)	0.7	0.6	16.7
Mortgage loans	32.3	33.4	(3.3)
Policy loans	120.8	125.7	(3.9)
Other long-term investments	24.5	25.2	(2.8)

Total investments	1,409.3	1,562.7	(9.8)

Cash and cash equivalents	88.3	104.2	(15.3)
Accrued investment income	20.0	21.5	(7.0)
Premiums, accounts, and notes receivable, net	1.3	2.9	(55.2)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	329.7	338.3	(2.5)
Deferred policy acquistion costs	4.6	5.1	(9.8)
Deferred federal income tax asset	156.9	174.3	(10.0)
Other assets	82.2	98.7	(16.7)
Separate account assets	519.0	543.6	(4.5)

Total assets	$2,611.3	$2,851.3	(8.4)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,213.1	$1,242.3	(2.4)
Outstanding claims, losses and loss adjustment expenses	79.6	83.3	(4.4)
Unearned premiums	1.6	1.5	6.7
Contractholder deposit funds and other policy liabilities	167.6	192.8	(13.1)

Total policy liabilities and accruals	1,461.9	1,519.9	(3.8)

Expenses and taxes payable	275.8	427.8	(35.5)
Reinsurance premiums payable	2.6	3.5	(25.7)
Trust instruments supported by funding obligations	39.4	38.5	2.3
Separate account liabilities	519.0	543.6	(4.5)

Total liabilities	2,298.7	2,533.3	(9.3)

SHAREHOLDER’S EQUITY
Common stock, par value $10 per share; authorized 1 million shares; issued 500,000 shares	5.0	5.0	—
Additional paid-in capital	685.0	684.9	—
Accumulated other comprehensive loss	(36.1)	(25.7)	40.5
Retained deficit	(341.3)	(346.2)	(1.4)

Total shareholder’s equity	312.6	318.0	(1.7)

Total liabilities and shareholder’s equity	$2,611.3	$2,851.3	(8.4)

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

	Gross			Net of Reinsurance Recoverables
(In millions)	June 30 2007	December 31 2006	% Change	June 30 2007	December 31 2006	% Change
Insurance
Traditional life	$704.2	$723.8	(2.7)	$703.9	$723.7	(2.7)
Group life and health	278.3	287.3	(3.1)	71.0	77.5	(8.4)
Other life and health	31.1	34.1	(8.8)	1.1	1.2	(8.3)

Total insurance	1,013.6	1,045.2	(3.0)	776.0	802.4	(3.3)

Annuities
Individual annuities	91.6	97.6	(6.1)	4.6	7.2	(36.1)
Group annuities	354.4	374.7	(5.4)	349.2	369.5	(5.5)

Total annuities	446.0	472.3	(5.6)	353.8	376.7	(6.1)

Total general account reserves	$1,459.6	$1,517.5	(3.8)	$1,129.8	$1,179.1	(4.2)

Trust instruments supported by funding obligations	$39.4	$38.5	2.3	$39.4	$38.5	2.3

SEPARATE ACCOUNT LIABILITIES
Insurance—Variable universal life	$86.5	$85.3	1.4	$86.5	$85.3	1.4
Annuities
Variable individual annuities	340.5	362.0	(5.9)	340.5	362.0	(5.9)
Group annuities	92.0	96.3	(4.5)	92.0	96.3	(4.5)

Total annuities	432.5	458.3	(5.6)	432.5	458.3	(5.6)

Total separate account liabilities (1)	$519.0	$543.6	(4.5)	$519.0	$543.6	(4.5)

(1)	Includes separate account liabilities subject to a modified coinsurance agreement with a former subsidiary, AFLIAC, of $423.0 million and $437.3 million as of June 30, 2007 and December 31, 2006, respectively.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

(In millions, except yields)	Six Months ended June 30, 2007
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$119.7	5.64%	$33.3	5.58%	$153.0	5.63%
Equity securities	0.4	—	—	—	0.4	—
Mortgages (2)	1.5	15.77%	1.5	9.01%	3.0	11.54%
All other	1.9	—	5.9	—	7.8	—
Investment expenses	(2.8)	—	(0.9)	—	(3.7)	—

Total	$120.7	5.45%	$39.8	5.61%	$160.5	5.49%

	Six Months ended June 30, 2006
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$107.2	5.53%	$42.2	5.69%	$149.4	5.58%
Equity securities	0.8	—	—	—	0.8	—
Mortgages (2)	2.0	10.18%	1.9	7.95%	3.9	8.95%
All other	5.8	—	4.0	—	9.8	—
Investment expenses	(3.0)	—	(1.4)	—	(4.4)	—

Total	$112.8	5.35%	$46.7	5.20%	$159.5	5.31%

(1)	Includes purchase accounting adjustments of $1.6 million for the six months ended June 30, 2007 and 2006. Also includes corporate eliminations of $0.1 million for the six months ended June 30, 2006. There were no corporate eliminations for the six months ended June 30, 2007.

(2)	Excluding Property and Casualty mortgage prepayment fees totalling $0.7 million and $0.4 million for the six months ended June 30, 2007 and 2006, respectively, mortgage yields are 8.07% for Property and Casualty and 8.70% in Total for the six months ended June 30, 2007 and 8.36% for Property and Casualty and 8.13% in Total for the six months ended June 30, 2006.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended June 30
(In millions)	2007			2006
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies	Total
Net gains on securities transactions	$0.4	$0.7	$1.1	$4.0	$1.0	$5.0
Other than temporary impairments	(0.3)	—	(0.3)	(0.4)	(1.5)	(1.9)
Other	0.1	(0.1)	—	(0.1)	(0.1)	(0.2)

Net realized investment gains (losses)	$0.2	$0.6	$0.8	$3.5	$(0.6)	$2.9

	Six Months ended June 30
	2007			2006
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies	Total
Net gains (losses) on securities transactions	$1.2	$2.7	$3.9	$15.8	$(0.4)	$15.4
Other than temporary impairments	(0.8)	—	(0.8)	(2.6)	(4.1)	(6.7)
Other	0.1	(0.1)	—	(0.1)	(0.1)	(0.2)

Net realized investment gains (losses)	$0.5	$2.6	$3.1	$13.1	$(4.6)	$8.5

(1)	Includes corporate eliminations of $(0.3) million and $(1.6) million for the quarters ended June 30, 2007 and 2006, respectively and corporate eliminations of $0.7 and $3.6 million for the six months ended June 30, 2007 and 2006, respectively.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	June 30, 2007
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$33.0	$6.7	$39.7	$1,886.8	$238.9	$2,125.7
Greater than 12 months	45.9	27.8	73.7	1,330.0	636.0	1,966.0

Total investment grade fixed maturities	78.9	34.5	113.4	3,216.8	874.9	4,091.7

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	2.4	0.4	2.8	124.9	20.2	145.1
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	2.4	0.4	2.8	124.9	20.2	145.1
Equity securities	—	—	—	3.2	—	3.2

Total fixed maturities	$81.3	$34.9	$116.2	$3,344.9	$895.1	$4,240.0

	December 31, 2006
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$11.1	$2.1	$13.2	$1,163.2	$158.9	$1,322.1
Greater than 12 months	32.2	23.2	55.4	1,342.4	747.1	2,089.5

Total investment grade fixed maturities	43.3	25.3	68.6	2,505.6	906.0	3,411.6

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	1.1	0.2	1.3	60.8	7.5	68.3
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	1.1	0.2	1.3	60.8	7.5	68.3
Equity securities	—	—	—	—	—	—

Total fixed maturities	$44.4	$25.5	$69.9	$2,566.4	$913.5	$3,479.9

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)	June 30, 2007
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$3,264.2	$842.3	$4,106.5	$3,212.3	$822.6	$4,034.9
2	Baa	880.2	345.5	1,225.7	866.2	339.5	1,205.7
3	Ba	116.0	21.9	137.9	115.8	22.0	137.8
4	B	134.9	36.6	171.5	137.2	37.5	174.7
5	Caa and lower	36.6	6.2	42.8	38.3	6.5	44.8
6	In or near default	—	1.2	1.2	—	2.9	2.9

Total fixed maturities		$4,431.9	$1,253.7	$5,685.6	$4,369.8	$1,231.0	$5,600.8

	December 31, 2006
		Amortized Cost			Fair Value
	Rating Agency	Property and	Life		Property and	Life
NAIC Designation	Equivalent Designation	Casualty	Companies	Total	Casualty	Companies	Total
1	Aaa/Aa/A	$3,165.6	$930.1	$4,095.7	$3,153.6	$920.0	$4,073.6
2	Baa	839.5	381.5	1,221.0	833.6	382.4	1,216.0
3	Ba	101.1	25.9	127.0	102.5	27.1	129.6
4	B	118.0	36.6	154.6	122.9	39.0	161.9
5	Caa and lower	37.3	6.4	43.7	38.5	6.5	45.0
6	In or near default	—	1.2	1.2	—	2.9	2.9

Total fixed maturities		$4,261.5	$1,381.7	$5,643.2	$4,251.1	$1,377.9	$5,629.0

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended June 30, 2007
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	64.0%	47.3%	27.6%	58.3%	70.5%	53.6%	51.7%	36.3%	50.1%	N/M	55.1%

Catastrophe losses	0.9%	7.0%	4.1%	2.7%	—	0.2%	4.4%	2.4%	2.4%	N/M	2.6%

Loss development	(8.9)%	(0.6)%	(12.3)%	(6.6)%	(13.9)%	(6.0)%	(5.9)%	(2.4)%	(5.9)%	N/M	(6.1)%

Total losses	56.0%	53.7%	19.4%	54.4%	56.6%	47.8%	50.2%	36.3%	46.6%	N/M	51.6%

Loss adjustment expenses	12.0%	7.6%	5.1%	10.5%	11.2%	7.9%	11.5%	6.7%	9.4%	N/M	10.1%

Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—

Policy acquisition and other underwriting expenses				29.1%					37.7%	N/M	32.6%

Policyholders’ dividends				—					0.1%	N/M	—

Combined				94.0%					93.8%	N/M	94.3%

	Quarter ended June 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	58.9%	44.6%	32.0%	54.1%	76.2%	49.5%	39.8%	30.4%	44.8%	N/M	50.6%

Catastrophe losses	0.5%	7.7%	4.1%	2.7%	—	1.9%	5.2%	12.2%	5.3%	N/M	3.6%

Loss development	(6.2)%	(1.9)%	2.1%	(4.7)%	(23.8)%	(5.2)%	3.1%	(1.8)%	(3.5)%	N/M	(4.1)%

Total losses	53.2%	50.4%	38.2%	52.1%	52.4%	46.2%	48.1%	40.8%	46.6%	N/M	50.1%

Loss adjustment expenses	13.0%	8.9%	5.2%	11.6%	11.2%	8.9%	12.2%	8.7%	10.6%	N/M	11.3%

Pre-tax catastrophe LAE	(0.3)%	(0.7)%	—	(0.4)%	—	—	1.8%	—	0.7%	N/M	—

Policy acquisition and other underwriting expenses				29.3%					37.9%	N/M	32.7%

Policyholders’ dividends				—					0.3%	N/M	0.1%

Combined				92.6%					96.1%	N/M	94.2%

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Six Months ended June 30, 2007
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	65.4%	46.1%	26.0%	58.8%	69.5%	53.2%	50.4%	38.5%	50.1%	N/M	55.5%

Catastrophe losses	0.5%	6.6%	4.1%	2.3%	—	0.2%	5.2%	1.8%	2.6%	N/M	2.4%

Loss development	(9.6)%	0.4%	N/M	(6.5)%	(25.1)%	(7.7)%	(6.6)%	(6.9)%	(9.1)%	N/M	(7.4)%

Total losses	56.3%	53.1%	30.1%	54.6%	44.4%	45.7%	49.0%	33.4%	43.6%	N/M	50.5%

Loss adjustment expenses	12.6%	7.6%	4.1%	10.9%	12.8%	8.1%	11.3%	7.3%	9.6%	N/M	10.6%

Pre-tax catastrophe LAE	—	0.5%	—	0.2%	—	—	0.5%	0.6%	0.4%	N/M	0.2%

Policy acquisition and other underwriting expenses				29.1%					37.8%	N/M	32.6%

Policyholders’ dividends				—					0.1%	N/M	—

Combined				94.8%					91.5%	N/M	93.9%

	Six Months ended June 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	60.6%	43.5%	28.7%	54.8%	77.9%	49.7%	43.8%	32.3%	47.3%	N/M	52.0%

Catastrophe losses	0.3%	5.7%	2.1%	1.9%	—	1.3%	3.3%	8.7%	3.6%	N/M	2.5%

Loss development	(4.8)%	—	(7.2)%	(3.4)%	(14.7)%	(4.2)%	(4.5)%	(4.5)%	(5.8)%	N/M	(4.2)%

Total losses	56.1%	49.2%	23.6%	53.3%	63.2%	46.8%	42.6%	36.5%	45.1%	N/M	50.3%

Loss adjustment expenses	12.4%	8.4%	6.2%	11.0%	11.6%	7.9%	11.8%	7.7%	10.0%	N/M	10.7%

Pre-tax catastrophe LAE	(0.2)%	(0.4)%	—	(0.2)%	—	—	0.9%	—	0.4%	N/M	—

Policy acquisition and other underwriting expenses				29.6%					38.0%	N/M	33.0%

Policyholders’ dividends				—					0.3%	N/M	0.1%

Combined				93.7%					93.8%	N/M	94.1%

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q2 07	Q1 07	2006	Q4 06	Q3 06	Q2 06	Q1 06
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$55.7	$47.4	$186.7	$49.0	$35.0	$53.7	$49.0
Commercial Lines	39.3	49.0	120.3	43.4	7.7	30.2	39.0
Other Property and Casualty	3.1	4.5	21.1	5.0	10.1	2.3	3.7

Total Property and Casualty	98.1	100.9	328.1	97.4	52.8	86.2	91.7
Life Companies	0.8	(0.9)	(3.9)	0.1	(1.1)	(1.0)	(1.9)
Interest expense on corporate debt	(9.9)	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$89.0	$90.0	$284.3	$87.5	$41.7	$75.3	$79.8

Federal income tax expense on segment income	(29.8)	(29.8)	(88.2)	(26.9)	(14.1)	(23.6)	(23.6)

Total segment income after federal income taxes	$59.2	$60.2	$196.1	$60.6	$27.6	$51.7	$56.2

Change in prior years tax reserves	—	—	3.3	3.3	—	—	—
Federal income tax settlement	—	2.4	—	—	—	—	—
Net realized investment gains (losses), net of amortization	0.2	1.9	(3.5)	(14.9)	2.0	3.6	5.8
Gains on derivative instruments	0.1	—	0.2	—	0.1	0.1	—
Restructuring costs	0.2	—	(1.6)	(0.2)	(0.5)	(0.6)	(0.3)
Federal income tax (expense) benefit on non-segment income	(0.2)	(0.7)	(2.8)	0.7	(0.7)	(1.1)	(1.7)

Income from continuing operations	59.5	63.8	191.7	49.5	28.5	53.7	60.0
(Gain) loss on disposal of variable life insurance and annuity business, net of taxes	0.3	(0.2)	(29.8)	(4.0)	(2.9)	(2.8)	(20.1)
Gain on sale of Financial Profiles Inc., net of taxes	—	—	7.8	—	7.8	—	—

Income before cumulative effect of accounting change	59.8	63.6	169.7	45.5	33.4	50.9	39.9
Cumulative effect of change in accounting principle, net of taxes	—	—	0.6	—	—	—	0.6

NET INCOME	$59.8	$63.6	$170.3	$45.5	$33.4	$50.9	$40.5

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$1.14	$1.23	$3.68	$0.96	$0.56	$1.04	$1.12
(LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXES	$—	$(0.01)	$(0.42)	$(0.08)	$0.09	$(0.05)	$(0.38)
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET OF TAXES	$—	$—	$0.01	$—	$—	$—	$0.01
NET INCOME	$1.14	$1.22	$3.27	$0.88	$0.65	$0.99	$0.75

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	52.3	51.9	52.2	51.7	51.3	51.6	53.6

BALANCE SHEET
Total investments	$5,827.1	$5,901.6		$5,864.4	$5,719.3	$5,601.4	$5,841.8
Separate account assets	$519.0	$517.4		$543.6	$524.2	$528.4	$564.0
Total assets	$9,805.7	$9,776.2		$9,856.6	$9,844.0	$9,689.1	$10,156.8
Total shareholders' equity	$2,099.4	$2,100.7		$1,999.2	$1,909.3	$1,770.0	$1,843.0
Book value per share	$40.55	$40.92		$39.10	$37.49	$34.77	$35.35
Book value per share, excluding accumulated other comprehensive income	$42.51	$41.33		$39.88	$39.20	$38.46	$37.77

(1)	Represents income or loss of the Company's operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2005	Q4 05	Q3 05	Q2 05	Q1 05
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$143.2	$74.4	$(27.8)	$57.4	$39.2
Commercial Lines	(35.0)	14.5	(101.0)	31.0	20.5
Other Property and Casualty	5.5	0.6	1.1	1.7	2.1

Total Property and Casualty	113.7	89.5	(127.7)	90.1	61.8
Life Companies	(18.7)	(1.0)	(0.9)	(7.5)	(9.3)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income (loss) before federal income taxes	$55.1	$78.5	$(138.6)	$72.7	$42.5

Federal income tax (expense) benefit on segment income	(1.0)	(1.3)	29.6	(19.5)	(9.8)

Total segment income (loss) after federal income taxes	$54.1	$77.2	$(109.0)	$53.2	$32.7

Change in prior years tax reserves	2.3	—	—	2.3	—
Federal income tax settlement	9.5	9.5	—	—	—
Net realized investment gains (losses), net of amortization	18.6	5.7	(2.0)	3.6	11.3
(Losses) gains on derivative instruments	(0.3)	—	0.2	(0.3)	(0.2)
Restructuring costs	(2.1)	(0.8)	(0.4)	(0.2)	(0.7)
Federal income tax (expense) benefit on non-segment income	(5.6)	(7.2)	5.8	(1.5)	(2.7)

Income (loss) from continuing operations	76.5	84.4	(105.4)	57.1	40.4
Income from discontinued variable life insurance and annuity business, net of taxes	42.7	4.1	17.6	14.9	6.1
(Loss) income on disposal of variable life insurance and annuity business, net of taxes	(444.4)	30.2	(474.6)	—	—

NET (LOSS) INCOME	$(325.2)	$118.7	$(562.4)	$72.0	$46.5

PER SHARE DATA (DILUTED)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$1.42	$1.56	$(1.97)	$1.06	$0.75
(LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXES	$(7.44)	$0.63	$(8.54)	$0.28	$0.11
NET (LOSS) INCOME	$(6.02)	$2.19	$(10.51)	$1.34	$0.86

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	54.0	54.2	53.5	53.9	53.8

BALANCE SHEET
Total investments		$6,008.3	$7,535.0	$7,678.4	$7,663.9
Separate account assets		$571.9	$9,385.9	$9,444.6	$9,726.0
Total assets		$10,634.0	$21,647.1	$21,846.6	$22,167.8
Total shareholders' equity		$1,951.3	$1,867.7	$2,490.5	$2,325.2
Book value per share		$36.30	$34.81	$46.60	$43.53
Book value per share, excluding accumulated other comprehensive income		$37.33	$35.47	$46.01	$44.67

(1)	Represents income or loss of the Company's operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ending September 30, 2005 represents basic shares outstanding due to antidilution.

Other Information

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2007
	Price Range		Dividends Per Share
	High	Low
March 31	$49.11	$44.70	—
June 30	$49.73	$44.46	—
September 30
December 31

Quarter Ended	2006
	Price Range		Dividends Per Share
	High	Low
March 31	$53.12	$42.98	—
June 30	$54.11	$43.17	—
September 30	$48.49	$41.17	—
December 31	$50.25	$43.95	$0.30

INDUSTRY RATINGS AS OF July 30, 2007

Financial Strength Ratings	A.M. Best	Standard & Poor's	Moody's
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	BBB+	Baa1
Citizens Insurance Company of America	A-	BBB+	Baa1
Life Insurance Companies:
First Allmerica Financial Life Insurance Company	B+	BBB-	Ba1

Debt Ratings	A.M. Best	Standard & Poor's	Moody's
The Hanover Insurance Group, Inc. Senior Debt	bbb-	BB+	Ba1
The Hanover Insurance Group, Inc. Capital Securities	bb	B+	Ba2
The Hanover Insurance Company Short Term Debt	—	—	NP

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http://www.Hanover.com